UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Schedule 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

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Filed by a party other than the Registrant	☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Banzai International, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Banzai International, Inc.

435 Ericksen Ave. NE, Suite 250, Bainbridge Island, Washington 98110

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To the Stockholders of Banzai International, Inc.:

You are cordially invited to attend a special stockholder meeting of Banzai International, Inc. (the “Company” or “Banzai”) to be held on [   ], 2026, at 9:00 a.m. ET, as a virtual electronic meeting using a Demio video webinar and any adjournment, postponement or other delay thereof (the “Meeting”). The Meeting will be held virtually via the Internet only with no physical in-person meeting excluding the Board of Directors (the “Board”). Technology will be incorporated into the Meeting to increase efficiency and provide for stockholder participation. In addition to on-line attendance, stockholders can hear all portions of the Meeting, submit written questions during the Meeting and listen to live responses to stockholder questions.

To attend the virtual meeting, go to the Demio link below:

[  ]

After you register with your name and email address, so that we can log attendees, you will be taken into the waiting room until the Meeting begins.

This proxy statement (the “Proxy Statement”) is furnished in connection with the solicitation of proxies by the Board for use at the Meeting and at all adjournments and postponements thereof. The Meeting will be held [   ], 2026, at 9:00 a.m. ET, as a virtual electronic meeting using a Demio video webinar, to consider and vote upon the following proposals:

Proposal 1:	To approve an amendment to our Second Amended and Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”), to increase the number of authorized shares that we may issue from 350,000,000 total shares to up to 850,000,000 total shares, consisting of up to 750,000,000 shares of Class A common stock, par value $0.0001 per share (the “Class A common stock”), with such numbers to be determined at the Board’s discretion, and 25,000,000 shares of Class B common stock, par value $0.0001 per share (the “Class B common stock”, and together with the Class A common stock, the “Common Stock”) and 75,000,000 shares of preferred stock, par value $0.0001 per share (the “Authorized Share Increase Proposal”);

Proposal 2:	To authorize, for purposes of complying with Nasdaq Listing Rule 5635(d), the potential issuance of shares of our Class A common stock in a potential financing as described in the Proxy Statement (the “Potential Public Offering Issuance Proposal”);

Proposal 3:	To authorize, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of shares of Class A common stock upon conversion of the convertible promissory note (the “Note”) and upon exercise of the common warrants (the “Common Warrants”) issued to Evergreen Capital Management LLC in a private placement, including issuances in excess of the Exchange Cap (as hereinafter defined), and pursuant to certain voluntary adjustments to the conversion price of the Note and the exercise prices of outstanding warrants (the “Note/Warrant Stockholder Approval Proposal”);

Proposal 4:	To approve the adjournment of the special meeting if necessary to solicit additional proxies if there is not a quorum or there are not sufficient votes to approve any of the foregoing proposals or any adjournment or postponement thereof (the “Adjournment Proposal”).

We have fully set forth the proposals and information relevant thereto in the accompanying Proxy Statement, which you are urged to read carefully and in its entirety. For the reasons set forth in the Proxy Statement, our BOARD RECOMMENDS A VOTE “FOR” ALL OF THE PROPOSALS. Action may be taken on any one or more of the foregoing proposals at the Meeting on the date specified above or at any adjournment or postponement thereof. We do not expect any matters other than those described in the accompanying Proxy Statement to be presented for action at the Meeting.

Holders of record of our Common Stock, at the close of business on September 28, 2026 (the “Record Date”) will be entitled to notice of, and to vote at, this Meeting and any adjournment or postponement thereof. Each share of Class A common stock entitles the holder thereof to one vote and each share of Class B common stock entitles the holder thereof to ten votes.

Your vote is important, regardless of the number of shares you own. Due to the virtual nature of the Meeting, you are urged to vote in favor of the proposals by so indicating on the enclosed Proxy and by signing and returning the enclosed Proxy as promptly as possible, before 11:59 p.m. ET on [   ], 2026, whether or not you plan to attend the Meeting virtually. The enclosed Proxy is solicited by the Board. Any stockholder giving a Proxy may revoke it prior to the time it is voted by notifying the Secretary, in writing, to that effect, by filing with him/her a later dated Proxy. You will not be able to vote at the Meeting; therefore, it is strongly recommended that you complete the enclosed proxy card before 11:59 p.m. ET on [   ], 2026, to ensure that your shares will be represented at this Meeting.

A complete list of stockholders of record entitled to vote at this Meeting will be available ten days before this Meeting at the principal executive office of the Company for inspection by stockholders during ordinary business hours for any purpose relevant to this Meeting.

Whether or not you plan to attend the Meeting, we urge you to read this notice carefully and to vote your shares. Your vote is very important. If you are a registered stockholder, please vote your shares as soon as possible by completing, signing, dating, and returning the enclosed proxy card in the postage-paid envelope provided. If you hold your shares in “street name” through a bank, broker, or other nominee, you will need to follow the instructions provided to you by your bank, broker, or other nominee to ensure that your shares are represented and voted at the Meeting and at any adjournment or postponement thereof. If you sign, date, and return your proxy card without indicating how you wish to vote, your proxy will be voted FOR the Authorized Share Increase Proposal, the Potential Public Offering Issuance Proposal, the Note/Warrant Stockholder Approval Proposal, and the Adjournment Proposal being considered at the Meeting and at any adjournment or postponement thereof. If there are insufficient votes for a quorum or to approve the proposals at the time of the Meeting, the Meeting may be adjourned.

I want to thank all of our stockholders as we look forward to what we believe will be an exciting future for our business.

We strongly encourage you to vote by proxy as described in the Proxy Statement so that your vote can be counted.

This notice and the enclosed Proxy Statement are first being mailed to stockholders on or about [   ], 2026.

You are urged to review carefully the information contained in the enclosed Proxy Statement prior to deciding how to vote your shares.

By Order of the Board,

/s/ Joseph Davy
Joseph Davy
Chief Executive Officer
October 5, 2026

IF YOU RETURN YOUR PROXY CARD WITHOUT AN INDICATION OF HOW YOU WISH TO VOTE, YOUR SHARES WILL BE VOTED “FOR” EACH OF THE PROPOSALS.

Important Notice Regarding the Availability of Proxy Materials
for the Meeting to Be Held at 9:00 a.m. ET, on
[   ], 2026

The Notice of the Meeting and Proxy Statement are available at www.proxyvote.com.

i

Banzai International, Inc.
PROXY STATEMENT

2026 SPECIAL MEETING OF STOCKHOLDERS
to be held on [   ], 2026, at 9:00 a.m. ET

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS

Why am I receiving this Proxy Statement?

This notice provides some details about the proposals on which our Board would like you, as a stockholder, to vote at the Meeting, which will take place on [  ], 2026, at 9:00 a.m. ET via the Demio link below, and at any adjournment or postponement thereof. The Company has decided to hold the Meeting as a virtual electronic meeting using Demio video webinar. The Meeting will be held virtually via the Internet with no physical in-person meeting except the Board. In addition to on-line attendance, stockholders can hear all portions of the Meeting, submit written questions during the Meeting and listen to live responses to stockholder questions.

To attend the virtual Meeting via Demio, go to the link below:

[   ]

After you register with your name and email address, so that we can log attendees, you will be taken into the waiting room until the Meeting begins.

We recommend you log in at least 15 minutes before the Meeting to ensure you are logged in when the Meeting starts.

Stockholders are being asked to vote on the following proposals:

●	to approve an amendment to our Second Amended and Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”), to increase the number of authorized shares from 350,000,000 shares to up to 850,000,000 total shares, consisting of up to 750,000,000 shares of Class A common stock, par value $0.0001 per share (the “Class A common stock”), with such numbers to be determined at the Board’s discretion, and 25,000,000 shares of Class B common stock, par value $0.0001 per share (the “Class B common stock”, and together with the Class A common stock, the “Common Stock”) and 75,000,000 shares of preferred stock, par value $0.0001 per share;

●	to authorize, for purposes of complying with Nasdaq Listing Rule 5635(d), the potential issuance of shares of our Class A common stock in a potential financing as described in the Proxy Statement;

●	to authorize, for purposes of complying with Nasdaq Listing Rule 5635(d), the potential issuance of shares of our Class A common stock in a potential financing;

●	to approve the adjournment of the special meeting if necessary to solicit additional proxies if there are not sufficient votes to approve the proposals or any adjournment or postponement thereof.

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This Proxy Statement also gives you information on the proposal so that you can make an informed decision. You should read it carefully. Your vote is important. You are encouraged to submit your proxy card as soon as possible after carefully reviewing this Proxy Statement.

In this Proxy Statement, we refer to Banzai International, Inc. as the “Company”, “we”, “us” or “our.”

Record Date and Voting Power

Our Board fixed the close of business on September 28, 2026 as the Record Date for the determination of the outstanding shares of Common Stock entitled to notice of, and to vote on, the matters presented at this Meeting.

As of the Record Date, there were 4,359,146 shares of Class A common stock and 149,821 shares of Class B common stock outstanding. Each share of Class A common stock entitles the holder thereof to one vote. Each share of Class B common stock entitles the holder thereof to ten votes on the applicable proposals.

Quorum and Adjournment

A quorum of stockholders is necessary to hold a valid meeting. The presence by remote communication or by proxy of the holders of 33 and 1/3 percent of the voting power of the then-outstanding shares of capital stock entitled to vote constitutes a quorum. Abstentions and broker non-votes (i.e. shares held by brokers on behalf of their customers, which may not be voted on certain matters because the brokers have not received specific voting instructions from their customers with respect to such matters) will be counted solely for the purpose of determining whether a quorum is present at the Meeting and at any adjournment or postponement thereof.

Abstentions will have the same effect as votes “AGAINST” the proposals. Broker non-votes will be considered as represented for purposes of determining a quorum but generally will not be considered as entitled to vote with respect to a particular proposal. Broker non-votes are not counted for purposes of determining the number of votes cast with respect to a particular proposal. Thus, a broker non-vote will make a quorum more readily obtainable, but the broker non-vote will not otherwise affect the outcome of the vote on a proposal that requires the affirmative vote of a majority of the shares present and entitled to vote.

If a quorum is not present at the Meeting, the Chairman of the Meeting has authority under the Company’s Bylaws to adjourn the Meeting; the vote of a majority of the voting power of shares present in person, by remote communication, if applicable, or represented by proxy at the Meeting, though less than a quorum may also adjourn the Meeting under the Bylaws. Because approval of the adjournment requires the affirmative vote of a majority of the voting power of shares present or represented by proxy at the Meeting and entitled to vote on the matter, whether or not a quorum is present, abstentions will have the same effect as votes “AGAINST” the adjournment, and broker non-votes will have no effect on the adjournment vote.

What stockholder vote is required for the approval of each proposal at the Meeting?

The following are the vote requirements for the approval of the proposals at the Meeting and at any adjournment or postponement thereof:

●	Authorized Share Increase Proposal: Assuming that a quorum is present, the affirmative vote of the majority of the voting power of the stock present by remote communication or represented by proxy at the Meeting (and at any adjournment or postponement thereof) and entitled to vote generally on the subject matter shall be the act of the stockholders.

●	Potential Public Offering Issuance Proposal: Assuming that a quorum is present, the affirmative vote of the majority of the voting power of the stock present by remote communication or represented by proxy at the Meeting (and at any adjournment or postponement thereof) and entitled to vote generally on the subject matter shall be the act of the stockholders.

●	Note/Warrant Stockholder Approval Proposal: Assuming that a quorum is present, the affirmative vote of the majority of the voting power of the stock present by remote communication or represented by proxy at the Meeting (and at any adjournment or postponement thereof) and entitled to vote generally on the subject matter shall be the act of the stockholders. To the extent required by Nasdaq rules, shares issued pursuant to the Transaction Documents (as hereinafter defined) before the Note/Warrant Stockholder Approval is obtained will not be counted as votes in favor of this proposal.

●	Adjournment Proposal: The affirmative vote of a majority of the voting power of shares present by remote communication or represented by proxy at the Meeting (and at any adjournment or postponement thereof), though less than a quorum is required.

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A stockholder vote may be taken on one or more of the proposals in this Proxy Statement prior to an adjournment of the Meeting if there are sufficient votes for approval of such proposal(s); any such vote will be final, even if the Meeting is adjourned.

How does the Board recommend that I vote?

Our Board unanimously recommends that stockholders vote “FOR” each of the proposals.

What is the proxy card?

The card enables you to appoint Joseph Davy as your representative at this Meeting. By completing and returning the proxy card, you are authorizing him to vote your shares at this Meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you attend this Meeting. Even if you plan to attend this Meeting, it is strongly recommended to complete and return your proxy card before 11:59 p.m. ET on [ ], 2026, in case your plans change. If a proposal comes up for vote at this Meeting that is not on the proxy card, the proxies will vote your shares according to their best judgment.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Certain of our stockholders hold their shares in an account at a brokerage firm, bank, or other nominee holder, rather than holding share certificates in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholder of Record/Registered Stockholders

If, on the Record Date, your shares were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, you are a “stockholder of record”, and we are sending these proxy materials directly to you. As the stockholder of record, you have the right to direct the voting of your shares by returning the enclosed proxy card to us. Whether or not you plan to attend the Meeting, please complete, date, and sign the enclosed proxy card to ensure that your vote is counted.

Beneficial Owner

If, on the Record Date, your shares were held in an account at a brokerage firm or at a bank or other nominee holder, you are considered the beneficial owner of shares held “in street name,” and these proxy materials are being forwarded to you by your broker or nominee who is considered the stockholder of record for purposes of voting at the Meeting. As the beneficial owner, you have the right to direct your broker on how to vote your shares and to attend the Meeting virtually. However, since you are not the stockholder of record, you may not vote these shares directly unless you receive a valid proxy from your brokerage firm, bank, or other nominee holder. To obtain a valid proxy, you must make a special request of your brokerage firm, bank, or other nominee holder. If you do not make this request, you can still vote by using the voting instruction card enclosed with this Proxy Statement.

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How do I vote?

If you were a stockholder of record of the common stock on the Record Date, you may vote in any of the methods described below. Each share of Class A common stock entitles the holder thereof to one vote on the applicable proposals. Each share of Class B common stock entitles the holder thereof to ten votes on the applicable proposals.

You may vote in one of three ways:

●	Over the Internet

If your shares are registered in your name: Vote your shares over the Internet by accessing the proxy online voting website at: www.proxyvote.com and following the on-screen instructions. You will need the control numbers that appear on your proxy card when you access the web page.

If your shares are held in the name of a broker, bank, or other nominee: Vote your shares over the Internet by following the voting instructions that you receive from such broker, bank, or other nominee.

●	By Telephone

If your shares are registered in your name: Vote your shares over the telephone by accessing the telephone voting system toll-free at 1-800-690-6903 in the United States and from foreign countries using any touch-tone telephone and following the telephone voting instructions. The telephone instructions will lead you through the voting process. You will need the Company number, account and control numbers that appear on your proxy card.

●	By Mail

Vote by signing and dating the proxy card(s) and returning the card(s) in the prepaid envelope.

If we receive your proxy card prior to this Meeting and if you mark your voting instructions on the proxy card, your shares will be voted:

i.	as you instruct; and

ii.	according to the best judgment of the appointed Proxy if a proposal comes up for a vote at this Meeting that is not on the proxy card.

If you return a signed card, but do not provide voting instructions, your shares will be voted:

●	FOR the Authorized Share Increase Proposal;

●	FOR the Potential Public Offering Issuance Proposal;

●	FOR the Note/Warrant Stockholder Approval Proposal;

●	FOR the Adjournment Proposal.

According to the best judgment of Mr. Davy if a proposal comes up for a vote at the Meeting (or at any adjournment or postponement thereof) that is not on the proxy card.

If I plan on attending the Meeting, should I return my proxy card?

Yes. Whether or not you plan to attend the Meeting, after carefully reading and considering the information contained in this Proxy Statement, please complete, and sign your proxy card. Then return the proxy card in the pre-addressed, postage-paid envelope provided herewith as soon as possible, but prior to 11:59 p.m. ET on [ ], 2026, so your shares may be represented at the Meeting. There will not be any voting at the Meeting.

May I change my mind after I return my proxy?

Yes. You may revoke your proxy and change your vote at any time before the polls close at this Meeting. You may do this by:

●	sending a written notice to the Secretary of the Company at the Company’s executive offices stating that you would like to revoke your proxy of a particular date; or

●	signing another proxy card with a later date and returning it to the Secretary before the polls close at this Meeting.

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What does it mean if I receive more than one proxy card?

You may have multiple accounts at the transfer agent and/or with brokerage firms. Please sign and return all proxy cards to ensure that all of your shares are voted.

What happens if I do not indicate how to vote my proxy?

Signed and dated proxies received by the Company without an indication of how the stockholder desires to vote on a proposal will be voted in favor of each proposal presented to the stockholders.

Will my shares be voted if I do not sign and return my proxy card?

If you do not sign and return your proxy card, your shares will not be voted.

Is my vote kept confidential?

Proxies, ballots and voting tabulations identifying stockholders are kept confidential and will not be disclosed, except as may be necessary to meet legal requirements.

Where do I find the voting results of this Meeting?

We will announce voting results at this Meeting and also file a Current Report on Form 8-K with the Securities and Exchange Commission (the “SEC”) reporting the voting results.

Where Can I Get a Copy of the Proxy Materials?

Copies of the proxy card, the Notice and this Proxy Statement are available on our Company’s website at https://ir.banzai.io/. The contents of that website are not a part of this Proxy Statement. If you want to receive a paper or email copy you must request one. There is no charge to you for requesting a copy. Please make your request for a copy by contacting Joseph Davy by sending a letter to the offices of the Company at 435 Ericksen Ave NE, Suite 250, Bainbridge Island, WA 98110.

Proxy Solicitation Costs

The cost of preparing, assembling, printing, and mailing this Proxy Statement and the accompanying form of proxy, and the cost of soliciting proxies relating to this Meeting, will be borne by the Company. If any additional solicitation of the holders of our outstanding shares of Common Stock is deemed necessary, we (through our directors and officers) anticipate making such solicitation directly. The solicitation of proxies by mail may be supplemented by telephone, telegram and personal solicitation by officers, directors, and other employees of the Company, but no additional compensation will be paid to such individuals.

No Right of Appraisal

Under Delaware law, the Company’s stockholders are not entitled to appraisal rights in connection with any of the proposals to be acted upon at the Meeting.

Principal Offices

The principal executive offices of our Company are located at 435 Ericksen Ave NE, Suite 250, Bainbridge Island, WA 98110. The Company’s telephone number at such address is 206-414-1777.

Who can help answer my questions?

You can contact Joseph Davy or send a letter to the offices of the Company at 435 Ericksen Ave NE, Suite 250, Bainbridge Island, WA 98110 with any questions about proposals described in this Proxy Statement or how to execute your vote.

This Proxy Statement does not constitute an offer to sell, or a solicitation of an offer to acquire, any securities, or the solicitation of a proxy, by any person in any jurisdiction in which such an offer or solicitation is not authorized or permitted or in which the person making such offer or solicitation is not qualified to do so or to any person to whom it is unlawful to make such an offer or proxy solicitation. Neither the delivery of this Proxy Statement nor any distribution of securities referred to herein should, under any circumstances, create any implication that there has been no change in the information set forth herein since the date of this Proxy Statement.

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PROPOSAL 1 — AUTHORIZED SHARE INCREASE PROPOSAL

Background

The Board has unanimously approved, subject to stockholder approval, an amendment to the Certificate of Incorporation (the “Authorized Shares Amendment”) to increase the total number of authorized shares from 350,000,000 shares to up to 850,000,000 total shares, consisting of up to 750,000,000 shares of Class A common stock, par value $0.0001 per share (the “Class A common stock”), with such numbers to be determined at the Board’s discretion, and 25,000,000 shares of Class B common stock, par value $0.0001 per share (the “Class B common stock”, and together with the Class A common stock, the “Common Stock”) and 75,000,000 shares of preferred stock, par value $0.0001 per share. The additional shares of Common Stock authorized for issuance by the Authorized Shares Amendment would be a part of the existing classes of Common Stock and, if and when issued, would have the same rights and privileges as the Common Stock presently issued and outstanding.

The Certificate of Incorporation currently authorizes the issuance of a total of 350,000,000 shares of capital stock, consisting of 250,000,000 shares of Class A common stock, 25,000,000 shares of Class B common stock and 75,000,000 shares of Preferred Stock. As of the Record Date, 4,359,146 shares of Class A common stock and 149,821 shares of Class B common stock were issued and outstanding and no shares of Preferred Stock were outstanding. In addition, as of the Record Date, 96,724 shares of Common Stock were authorized for issuance under the Equity Plans and [  ] shares of Common Stock were reserved for issuance upon exercise of outstanding warrants. Therefore, we currently have a limited number of authorized shares of Common Stock available for future issuance.

The Board has determined that the Authorized Shares Amendment is advisable and in the best interests of the Company and our stockholders and recommends that our stockholders approve the Authorized Shares Amendment. In accordance with the DGCL, we are hereby seeking approval of the Authorized Shares Amendment by our stockholders.

Reasons for the Authorized Shares Amendment

The Board and management believe that the limited number of currently authorized but unissued and unreserved shares of Common Stock is insufficient to cover the issuance of shares of Class A common stock contemplated by the Potential Public Offering Issuance Proposal and Note/Warrant Stockholder Approval Proposal, and may also restrict our ability to respond to our business needs and opportunities.

The availability of additional shares of Common Stock for issuance will afford us flexibility by assuring that there will be sufficient authorized but unissued shares of Common Stock for business and financial purposes in the future. The additional shares may be used for various purposes without further stockholder approval. These purposes may include raising capital; providing equity incentives to employees, officers or directors; establishing strategic relationships with other companies; expanding our business or product lines through the acquisition of other businesses or products; and other corporate purposes.

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Potential Effects of the Authorized Shares Amendment

The amendment to our Certificate of Incorporation to increase our authorized share capital of Common Stock will not have any immediate effect on the rights of our existing stockholders. However, the Board will have the authority to issue the additional shares of Common Stock without requiring future stockholder approval of such issuances, except as may be required by applicable law or rules of any stock exchange on which our securities may be listed, including the Nasdaq Capital Market. To the extent that additional authorized common shares are issued in the future, they will decrease the existing stockholders’ percentage equity ownership and, depending upon the price at which they are issued, could be dilutive to the existing stockholders.

The increase in the authorized number of shares of our Common Stock and the subsequent issuance of such shares could have the effect of delaying or preventing a change in control of our company without further action by the stockholders. Shares of authorized and unissued Common Stock could be issued (within limits imposed by applicable law) in one or more transactions. Any such issuance of additional stock could have the effect of diluting the earnings per share and book value per share of outstanding shares of Common Stock, and such additional shares could be used to dilute the stock ownership or voting rights of a person seeking to obtain control of our company.

We do not currently have any plans to adopt anti-takeover provisions or enter into any arrangements or understandings that would have anti-takeover consequences. In certain circumstances, our management may issue additional shares to resist a third party takeover transaction, even if done at an above market premium and favored by a majority of independent stockholders.

Our stockholders do not have preemptive rights with respect to our Common Stock. Therefore, should the Board determine to issue additional shares of Common Stock, existing stockholders would not have any preferential rights to purchase such shares in order to maintain their proportionate ownership thereof.

The Company is not seeking approval to increase the number of authorized shares of preferred stock; the amount of authorized preferred stock is not changing.

Potential Anti-Takeover Effect

Although the issuance of additional shares of Common Stock could, under certain circumstances, have an anti-takeover effect (for example, by permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of the Board or contemplating a tender offer or other transaction for the combination of us with another company), the Authorized Share Increase Proposal is not being proposed in response to any effort of which we are aware to accumulate shares of our Common Stock or obtain control of the Company, nor is it part of a plan by management to recommend a series of similar amendments to our Board and our stockholders.

No Appraisal Rights

Under the DGCL, our stockholders are not entitled to appraisal rights with respect to the proposed Authorized Shares Amendment and we will not independently provide our stockholders with any such rights.

Effectiveness of the Authorized Shares Amendment

The text of the proposed amendment to the Certificate of Incorporation to effect the Authorized Shares Amendment is included as Annex B to this Proxy Statement. If the Authorized Share Increase Proposal is approved by our stockholders, and the Board determines to effect the Authorized Shares Amendment, the Authorized Shares Amendment will become effective upon the filing of a certificate of amendment with the Delaware Secretary of State, which filing is expected to occur promptly after such determination. If the Authorized Share Increase Proposal is not approved, or if the Board elects not to effect the Authorized Shares Amendment as described below, the Certificate of Incorporation would remain unchanged and the number of authorized shares of capital stock would remain 350,000,000. Other than as described herein, the proposed Authorized Shares Amendment affects no other changes to our Certificate of Incorporation.

In accordance with the DGCL, the Board may elect to abandon the proposed Authorized Shares Amendment without further action by the stockholders at any time prior to the effectiveness of the filing of the certificate of amendment with the Delaware Secretary of State, notwithstanding stockholder approval of the proposed Authorized Shares Amendment.

Interests of Certain Persons in the Proposal

Our directors and executive officers have no substantial interests, directly or indirectly, in the Authorized Share Increase Proposal, except to the extent of their ownership of shares of our Common Stock and securities convertible or exercisable for Common Stock.

Vote Required

The Authorized Share Increase Proposal will be approved if a majority of the voting power of the stock present by remote communication or represented by proxy at the Meeting, and entitled to vote, vote “FOR” the proposal. Abstentions will have the same effect as votes “AGAINST” the proposal. Broker non-votes will have no effect on the outcome of the vote.

Recommendation of the Board

The Board unanimously recommends that you vote all of your shares “FOR” the Authorized Share Increase Proposal as described in this Proposal 1.

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PROPOSAL 2 — POTENTIAL PUBLIC OFFERING ISSUANCE PROPOSAL

TO AUTHORIZE, PURSUANT TO NASDAQ LISTING RULE 5635(D), THE POTENTIAL ISSUANCE OF SHARES OF OUR CLASS A COMMON STOCK IN A POTENTIAL FINANCING

Background and Purpose of the Potential Public Offering Issuance Proposal

The Company seeks stockholder approval of the potential issuance of shares of our Class A common stock, including shares of Class A common stock issuable upon conversion or exercise of convertible preferred stock, warrants or other rights to purchase or acquire Class A common stock, and convertible notes or other securities convertible into, or exercisable or exchangeable for, our Class A common stock in one or more potential public underwritten transactions, including transactions involving the exchange of trade debt for any such securities, in an aggregate offering amount of up to $14,000,000. The Class A common stock and/or any other securities that may be issued together with the Class A common stock or in lieu of the Class A common stock issuable pursuant to such transactions may be issued at a discounted price to the lower of: (i) the closing price of our Class A common stock (as reflected on Nasdaq.com) immediately preceding the signing of the binding agreement for such transaction; or (ii) the average closing price of our Class A common stock (as reflected on Nasdaq.com) for the five trading days immediately preceding the signing of the binding agreement for such transaction (the “Minimum Price”), provided, however, that notwithstanding the initial discount, the securities issued may contain adjustments to the conversion or exercise price of such security, which such adjustment may be triggered and/or the number of securities issuable upon conversion or exercise of such security based on time elapsed following closing of the offering or following any dilutive issuances, provided further that any adjustment to the conversion price or exercise price of such security will be subject to a floor price that could be equal to 50% and 30%, respectively, of the applicable Minimum Price or such other price as may be accepted in accordance with Nasdaq Listing Rules (the “Floor Price”). Additionally, the Company may also include in any warrants issued in such offering a zero cash exercise provision which would permit a warrant holder to exchange such warrant without the payment of cash for a number of shares of Class A common stock in excess of the number of shares into which the warrant is then exercisable into. The above-described potential public offering transactions must be consummated within three months from the date of stockholder approval.

Notwithstanding the foregoing, and regardless of the type of securities issued in such offering, the maximum number of shares of our Class A common stock that may be issued if this proposal is approved is 250,000,000, if such shares are issued prior to the implementation of an increase in authorized capital as contemplated in Proposal 1, or 750,000,000 shares if issued following the implementation of an increase in authorized capital as contemplated in Proposal 1, subject to such additional shares of our Class A common stock that may be issued if the Floor Price is adjusted as provided above, to the extent permitted in accordance with Nasdaq Listing Rule 5635(d).

The purpose of this proposal is to provide the Company with the ability to conduct an offering to raise capital needed for its operations, to strengthen its ability to address its near- and longer-term liquidity needs or issue securities in connection with the settlement of outstanding liabilities or other indebtedness, without the delay of seeking stockholder approval at the time the Offering is priced. If the stockholders do not approve this Proposal 2, we might be unable to obtain sufficient financing to fund our operations, implement our business strategy and enhance our overall capitalization. As a result, we would need to seek alternative sources of financing, where stockholder approval is not required, to obtain the necessary funds. Any such alternative sources of financing may not be available to us or may not be available on commercially reasonable terms. The Company would not enter any transaction of the type described in this proposal if such transaction would constitute a change of control, as defined in Nasdaq Listing Rule 5635(b).

Interest of Certain Persons in Matters to Be Acted Upon

No director or executive officer has any substantial interest, direct or indirect, by security holdings or otherwise, in this Proposal that is not shared by all of our other stockholders.

Right to Abandon

The Board may determine not to proceed with the Offering at any time if the Board determines that proceeding with the Offering is no longer advisable or in the best interests of the Company and its stockholders. Any determination as to the appropriateness of the Offering will be made solely by the Board and will depend upon numerous factors, including market conditions, the Company’s capital needs, and such other factors as the Board may deem relevant.

Vote Required

Approval of the Potential Public Offering Issuance Proposal requires the affirmative vote of a majority of the voting power of the stock present by remote communication or represented by proxy at the meeting and entitled to vote generally on the subject matter. Abstentions will have the same effect as votes “AGAINST” the proposal. Broker non-votes will have no effect on the outcome of the vote.

Recommendation of the Board

The Board unanimously recommends that you vote all of your shares “FOR” the Potential Public Offering Issuance Proposal described in this Proposal 2.

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PROPOSAL 3 — NOTE/WARRANT STOCKHOLDER APPROVAL PROPOSAL

TO AUTHORIZE, FOR PURPOSES OF COMPLYING WITH NASDAQ LISTING RULE 5635(D), THE ISSUANCE OF SHARES OF CLASS A COMMON STOCK UPON CONVERSION OF THE CONVERTIBLE PROMISSORY NOTE AND UPON EXERCISE OF THE COMMON WARRANTS ISSUED TO EVERGREEN CAPITAL MANAGEMENT LLC IN A PRIVATE PLACEMENT, INCLUDING ISSUANCES IN EXCESS OF THE EXCHANGE CAP, AND PURSUANT TO CERTAIN VOLUNTARY ADJUSTMENTS TO THE CONVERSION PRICE OF THE NOTE AND THE EXERCISE PRICES OF OUTSTANDING WARRANTS

On September 4, 2026, the Company entered into a Securities Purchase Agreement (the “Purchase Agreement”) with Evergreen Capital Management LLC (“Evergreen” or the “Purchaser”), pursuant to which the Company issued and sold to Evergreen, in a private placement (the “Private Placement”), (i) a convertible promissory note (the “Note”) in an initial principal amount of $2,142,857.14, subject to increase up to $3,571,428.57 in aggregate principal amount, and (ii) a warrant (the “Initial Common Warrant”) to purchase up to 779,221 shares of Class A common stock, par value $0.0001 per share (the “Class A common stock”), with additional warrants to purchase up to 519,480 additional shares of Class A common stock issuable in connection with subsequent tranche fundings (together with the Initial Common Warrant, the “Common Warrants” and, together with the Purchase Agreement, the Note and the other related agreements and instruments, the “Transaction Documents”). The Private Placement was made in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended, and Rule 506 promulgated thereunder, and Aegis Capital Corp. acted as the exclusive placement agent.

The Transaction Documents define the stockholder approval contemplated by the Private Placement to include, to the extent required by the applicable rules and regulations of The Nasdaq Stock Market LLC (“Nasdaq”), approval relating to (i) the issuance of shares in excess of twenty percent (20%) of the outstanding common stock at a deemed discount to the Nasdaq Minimum Price, (ii) the voluntary adjustment of the exercise price of any and all currently outstanding warrants and, under the Note, the voluntary reduction of the Note’s Conversion Price, and (iii) the issuance of shares under the Note, the Common Warrants and the other Transaction Documents in excess of the Exchange Cap. Accordingly, the Company is seeking stockholder approval (the “Note/Warrant Stockholder Approval”), to the extent required by Nasdaq Listing Rule 5635(d), for the following:

●	the issuance of shares of Class A common stock upon conversion of the Note (the “Conversion Shares”), including shares issuable in respect of outstanding principal, accrued and unpaid interest, any Default Principal Increase, liquidated damages, reimbursable costs, fees and expenses and other amounts that may become due and convertible under the Note, and shares of Class A common stock upon exercise of the Common Warrants (the “EG Warrant Shares”), including Common Warrants issuable in connection with subsequent tranche fundings, in each case including issuances in excess of the Exchange Cap;

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●	the issuance of EG Warrant Shares at an Exercise Price that may be reduced pursuant to the anti-dilution provisions of the Common Warrants if the Anti-Dilution Trigger Event occurs and, during the Subsequent Issuance Adjustment Period, the Company effects a Dilutive Issuance that is not an Exempt Issuance; and

●	the voluntary reduction of the Conversion Price of the Note and the voluntary adjustment, from time to time, of the exercise price of any and all currently outstanding warrants, in each case subject to the terms of the applicable instrument and the rules and regulations of Nasdaq, together with any proportionate adjustments contemplated by the Transaction Documents in connection with stock splits, stock dividends, stock combinations, recapitalizations or similar events.

Background

On September 4, 2026, the Company entered into the Purchase Agreement with Evergreen, pursuant to which the Company agreed to issue and sell to Evergreen, in the Private Placement, (i) the Note, in an initial principal amount of $2,142,857.14, subject to increase up to $3,571,428.57 in aggregate principal amount, and (ii) the Initial Common Warrant to purchase up to 779,221 shares of Class A common stock, with additional Common Warrants to purchase up to 519,480 additional shares of Class A common stock issuable in connection with subsequent tranche fundings. The Note was issued with an original issue discount of 30% and bears interest at a rate of 10% per annum (18% per annum upon an event of default), maturing on June 4, 2027, nine months after the issuance date. The Note is convertible, at the option of the holder, into shares of Class A common stock at a fixed conversion price of $2.75 per share, subject to adjustment as described below, a beneficial ownership limitation of 4.99% (increasable to up to 9.99% upon 61 calendar days’ prior notice by the holder) and the Exchange Cap unless and until the Note/Warrant Stockholder Approval is obtained. The Initial Common Warrant is immediately exercisable at an exercise price of $2.75 per share, subject to adjustment, and expires on the fifth anniversary of its issuance date.

Evergreen’s subscription amount is payable in up to three tranches. $1,500,000 was paid upon execution and delivery of the Purchase Agreement (the “Initial Closing”). Following the Initial Closing, $1,000,000 remained subject to funding in a second tranche of $500,000 and a third tranche of $500,000. As revised by the Letter Agreement described below, the Tranche 2 amount is divided into (i) $190,000 payable within one business day after the later of the Company’s board adopting a resolution approving the terms of a proposed underwritten secondary offering and (ii) $310,000 payable within two business days after the later of the confidential filing of a registration statement for that offering and the Company’s delivery to Evergreen of a specified third-party waiver. Upon the funding of Tranche 2 and Tranche 3, the outstanding principal amount of the Note automatically increases by $714,285.71 and $714,285.72, respectively, and the Company is required to issue to Evergreen, in connection with each such tranche funding, an additional Common Warrant to purchase up to 259,740 shares of Class A common stock. The gross proceeds to the Company from the Initial Closing were $1,500,000, before deducting placement agent fees of 10%, investor legal fees and other offering expenses. The Company engaged Aegis Capital Corp. (the “Placement Agent”) to act as its exclusive placement agent.

On September 18, 2026, the Company and Evergreen entered into a letter agreement (the “Letter Agreement”) revising certain terms of the Purchase Agreement and the Note, including the Tranche 2 funding structure described above, a cross-default threshold of $250,000 under the Note, a change in governing law for the Purchase Agreement and the Common Warrants from New York to Delaware, and a right of Evergreen to participate in up to 25% of certain future financings by the Company, as further described in the Letter Agreement.

The Company is required to hold a special meeting of stockholders (or present the matter at an annual meeting) no later than sixty (60) calendar days after the closing date of the Private Placement for the purpose of obtaining the Note/Warrant Stockholder Approval. If the Note/Warrant Stockholder Approval is not obtained at the first meeting, the Purchase Agreement and the Common Warrants require the Company to call a meeting every sixty (60) days thereafter to seek such approval until the earlier of the date the Note/Warrant Stockholder Approval is obtained or the Common Warrants are no longer outstanding.

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The Company used, and intends to use, the net proceeds from the Private Placement for general corporate purposes, including working capital and investments, as well as the repayment of outstanding indebtedness. The amount of net proceeds from any remaining tranche funding will depend on the timing and occurrence of the applicable funding conditions.

The following summary of certain terms and provisions of the Note and the Common Warrants is not complete and is subject to and qualified in its entirety by the provisions of the Note and the Common Warrants, copies of which are filed as exhibits to the Company’s Current Report on Form 8-K filed with the SEC on September 11, 2026, as supplemented by the Letter Agreement filed as an exhibit to the Company’s Current Report on Form 8-K/A filed with the SEC on September 24, 2026.

Convertibility. The Note is convertible at any time after the Initial Closing, at the option of the holder, into Conversion Shares at a fixed conversion price of $2.75 per share (the “Conversion Price”), subject to adjustment as described below. The number of Conversion Shares issuable upon any conversion is determined by dividing the applicable “Conversion Amount” by the Conversion Price then in effect. The Conversion Amount includes the portion of outstanding principal being converted, accrued and unpaid interest with respect to such principal and other amounts then due and owing under the Note with respect to such principal, including any Default Principal Increase, liquidated damages and reimbursable costs, fees and expenses.

Cashless Exercise of the Common Warrants. A Common Warrant may be exercised on a cashless basis at any time when there is no effective registration statement covering the resale of the underlying EG Warrant Shares, in which case the holder would receive the net number of EG Warrant Shares determined according to the formula set forth in the applicable Common Warrant. Any unexercised portion of a Common Warrant will be automatically exercised on a cashless basis on its expiration date. The Note does not include a cashless exercise feature or a zero exercise price option.

No fractional shares of Class A common stock will be issued in connection with the conversion of the Note. In lieu of fractional shares, any resulting fraction will be rounded up to the nearest whole share, and no shares will be issued at a discount to their par value.

Beneficial Ownership Limitation. The holder does not have the right to convert any portion of the Note, or exercise any portion of a Common Warrant, to the extent that, after giving effect to such conversion or exercise, the holder, together with its affiliates and any other attribution parties, would beneficially own in excess of 4.99% (the “Maximum Percentage”) of the number of shares of Class A common stock outstanding immediately after giving effect to such conversion or exercise. The holder, upon not less than 61 calendar days’ prior written notice to the Company, may increase or decrease the Maximum Percentage; provided that the Maximum Percentage may not exceed 9.99% of the number of shares of Class A common stock outstanding immediately after giving effect to the conversion or exercise. This limitation remains applicable regardless of whether the Note/Warrant Stockholder Approval is obtained.

Conversion Price and Exercise Price. The Conversion Price of the Note and the initial exercise price of the Common Warrants are each $2.75 per share, subject to adjustment as described below. Each Common Warrant has a term of five years from its issuance date; the Note matures on June 4, 2027, nine months after its issuance date, subject to earlier acceleration, prepayment or conversion as described in the Note.

Anti-Dilution Adjustment of the Common Warrants. If the Company fails to pay all outstanding principal, accrued and unpaid interest and any other amounts then due under the Note in full within ninety (90) calendar days of the Initial Closing (the “Anti-Dilution Trigger Event”), then, from and after the occurrence of the Anti-Dilution Trigger Event through the expiration date of the applicable Common Warrant (the “Subsequent Issuance Adjustment Period”), the exercise price of the Common Warrants is subject to adjustment in the event of a Dilutive Issuance. Subject to the detailed provisions of the Common Warrants, if the Company issues or is deemed to issue shares of Class A common stock or Common Stock Equivalents for consideration per share below the exercise price then in effect, the exercise price will be reduced to the lower of the applicable dilutive issuance price or the lowest volume weighted average price of the Class A common stock during the five consecutive Trading Days immediately following the Dilutive Issuance. No adjustment is made under this provision with respect to an Exempt Issuance. This anti-dilution provision adjusts the exercise price of the Common Warrants; it does not, by itself, increase the number of EG Warrant Shares subject to the Common Warrants. The Note is not subject to a comparable anti-dilution reset mechanism.

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Stock Splits and Combinations. If the Company subdivides or combines its outstanding Class A common stock, the Conversion Price of the Note and the exercise price of the Common Warrants then in effect are proportionately adjusted, and the number of shares issuable upon conversion or exercise is correspondingly adjusted in accordance with the applicable instrument.

Voluntary Adjustment. With the prior written consent of the holder, the Company may at any time during the term of the Note voluntarily reduce the then-current Conversion Price to any amount and for any period of time deemed appropriate by the Company’s board of directors, provided that the Conversion Price may not be reduced below the par value of the Class A common stock. Subject to Nasdaq rules and the consent of the applicable holder, the Company may similarly reduce the exercise price of the Common Warrants. In addition, the Purchase Agreement defines the Note/Warrant Stockholder Approval to include stockholder consent to the voluntary adjustment, from time to time, of the exercise price of any and all currently outstanding warrants in the discretion of the Company’s board of directors.

Transferability. The Note may not be assigned by either party without the prior written consent of the other party, except that Evergreen may assign the Note without the Company’s consent to an entity that controls, is controlled by or is under common control with Evergreen. The Common Warrants, by contrast, are transferable in whole or in part subject to compliance with applicable securities laws and the transfer procedures and restrictions set forth in the Common Warrants.

No Exchange Listing. The Note and the Common Warrants are not, and will not be, listed or quoted on any exchange.

Rights as a Stockholder. Except as otherwise provided in the Note or the Common Warrants, or by virtue of the holder’s ownership of shares of Class A common stock, the holder of the Note or a Common Warrant does not have the rights or privileges of a holder of Class A common stock, including any voting rights, until the holder converts the Note or exercises the Common Warrant, as applicable.

Fundamental Transaction. In the event of a Fundamental Transaction, as described in the Common Warrants, the holder generally will be entitled, upon a subsequent exercise, to receive the same type and amount of consideration that would have been receivable in the transaction by a holder of the number of shares for which the applicable Common Warrant was exercisable immediately before the transaction. The Common Warrants also provide, subject to the detailed limitations set forth therein, for the holder to elect to have the Company or a successor entity purchase the remaining unexercised portion of the applicable Common Warrant at its Black Scholes Value; if the Fundamental Transaction is not within the Company’s control, the form of consideration payable in respect of that value is limited as provided in the Common Warrants.

Purpose of the Note/Warrant Stockholder Approval

Nasdaq Listing Rule 5635(d) generally requires stockholder approval before a transaction, other than a public offering, involving the sale, issuance or potential issuance of common stock (or securities convertible into or exercisable for common stock) equals 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance, if the issuance price is less than the Nasdaq Minimum Price (a “20% Issuance”). For a company with more than one class of common stock, Nasdaq generally measures the share component of this threshold against the aggregate outstanding shares of all classes of common stock, even if only one class is listed, and separately tests the potential issuance against the voting power outstanding before the issuance. The contractual Exchange Cap under the Transaction Documents is a separate limitation and is based on 19.99% of the shares of Class A common stock issued and outstanding immediately prior to execution of the Purchase Agreement, reduced by the aggregate number of shares of Class A common stock issued or issuable under the other Transaction Documents, in each case subject to the adjustments described in the Transaction Documents.

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As of September 4, 2026, 3,925,018 shares of Class A common stock and 33,856 shares of Class B common stock were outstanding, and the Exchange Cap was 784,612 shares. Assuming funding of all Tranches, conversion in full of the Note at the Conversion Price of $2.75 (without giving effect to accrued interest or other amounts convertible under the Note) would result in the issuance of 1,298,701 Conversion Shares, and exercise in full of the Common Warrants would result in the issuance of 1,298,701 EG Warrant Shares, in each case before giving effect to any voluntary reduction of the Conversion Price or the exercise price of the Common Warrants.

At the time of the Private Placement, the Conversion Price of the Note and the initial exercise price of the Common Warrants were each fixed at $2.75 per share. However, the exercise price of the Common Warrants may be reduced following the Anti-Dilution Trigger Event upon a Dilutive Issuance, and the Company may, with the required holder consent and subject to applicable Nasdaq rules, voluntarily reduce the Conversion Price of the Note or the exercise price of outstanding warrants. Accordingly, the issuance of Conversion Shares and EG Warrant Shares may involve issuances at prices below the Nasdaq Minimum Price, and the aggregate potential issuance under the Transaction Documents may equal or exceed the applicable 20% threshold. The Company is therefore seeking the Note/Warrant Stockholder Approval to the extent required to comply with Nasdaq Listing Rule 5635(d) and to permit issuances under the Transaction Documents in excess of the Exchange Cap.

If the Note/Warrant Stockholder Approval is obtained, the contractual Exchange Cap will no longer limit issuances under the Transaction Documents. The beneficial ownership limitations described above and all other limitations contained in the Transaction Documents will remain in effect. In addition, to the extent required by Nasdaq rules, any shares issued pursuant to the Transaction Documents and counted against the Exchange Cap before the Note/Warrant Stockholder Approval is obtained will not be counted as votes in favor of this proposal.

Potential Adverse Effects of the Approval of the Note/Warrant Stockholder Approval Provisions

Following approval of this proposal, the Company may issue Conversion Shares and EG Warrant Shares in excess of the Exchange Cap, which may result in additional dilution to existing stockholders. The actual number of Conversion Shares issuable under the Note will depend on, among other things, the amount of principal outstanding, accrued and unpaid interest and other amounts that become due and convertible under the Note and the Conversion Price then in effect. The number of EG Warrant Shares is fixed by the applicable Common Warrant, subject to proportionate adjustments for stock splits, combinations and similar capital events and the issuance of additional Common Warrants in connection with subsequent tranche fundings; a reduction in the exercise price pursuant to the anti-dilution provisions does not, by itself, increase the number of EG Warrant Shares. A voluntary reduction of the Conversion Price would increase the number of Conversion Shares issuable for a given Conversion Amount, and reductions in warrant exercise prices may reduce the amount of cash proceeds the Company would receive upon cash exercises and make exercise more economically attractive to the holder.

The sale into the public market of Conversion Shares or EG Warrant Shares could materially and adversely affect the market price of the Company’s Class A common stock.

Interest of Certain Persons in Matters to Be Acted Upon

No director or executive officer has any substantial interest, direct or indirect, by security holdings or otherwise, in this Proposal that is not shared by all of our other stockholders.

Status of the Private Placement

The Purchase Agreement, the Note, the Initial Common Warrant and the Letter Agreement have already been executed, and the Initial Closing has already occurred. This proposal relates to obtaining the Note/Warrant Stockholder Approval, to the extent required under Nasdaq Listing Rule 5635(d), for the issuances and adjustments described above. Approval of this proposal will not alter the Company’s existing obligations under the Transaction Documents except to remove the Exchange Cap to the extent contemplated by those documents and to provide the stockholder approvals contemplated by the applicable provisions described above.

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Effect if the Note/Warrant Stockholder Approval Is Not Obtained

If the Note/Warrant Stockholder Approval is not obtained, the Transaction Documents will remain in effect, but the Exchange Cap will continue to limit the aggregate number of shares of Class A common stock that may be issued under the Transaction Documents. Any portion of the Note or a Common Warrant that cannot be converted or exercised because of the Exchange Cap will remain outstanding and may become convertible or exercisable if the issuance would no longer exceed the Exchange Cap or if the Note/Warrant Stockholder Approval is subsequently obtained, in each case subject to the terms of the applicable instrument. The Company will also remain subject to its contractual obligation to continue seeking the Note/Warrant Stockholder Approval every sixty (60) days until the earlier of the date such approval is obtained or the Common Warrants are no longer outstanding, which will be costly for the Company.

Vote Required

Approval of the Note/Warrant Stockholder Approval Proposal requires the affirmative vote of a majority of the voting power of the stock present by remote communication or represented by proxy at the meeting and entitled to vote generally on the subject matter. To the extent required by Nasdaq rules, shares issued pursuant to the Transaction Documents before the Note/Warrant Stockholder Approval is obtained will not be counted as votes in favor of this proposal. The treatment of abstentions and broker non-votes will be as described under “Questions and Answers About These Proxy Materials” in this Proxy Statement.

Recommendation of the Board

The Board unanimously recommends that you vote all of your shares “FOR” the Note/Warrant Stockholder Approval Proposal described in this Proposal 3.

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PROPOSAL 4 — ADJOURNMENT OF THE SPECIAL MEETING

Purpose of Adjournment Proposal

If the Meeting is convened and a quorum is present, but there are not sufficient votes to approve one or more of the proposals or if a quorum is not present for one or more of the proposals, our proxy holders may move to continue, adjourn or postpone the Meeting at that time in order to enable our Board to solicit additional proxies.

In this proposal, we are asking stockholders to authorize the holder of any proxy solicited by the Board to vote in favor of granting discretionary authority to the Board to adjourn the Meeting to another date, time or place for the purpose of soliciting additional proxies. If the stockholders approve this proposal, the Board could adjourn the Meeting and any adjourned session of the Meeting and use the additional time to solicit additional proxies, including the solicitation of proxies from stockholders who have previously voted.

If, at the Meeting, the number of shares present or represented and voting to approve the presented proposals is not sufficient to approve Proposals 1, 2 or 3 or if a quorum is not present for any of the proposals, the Board currently intends to move to adjourn the Meeting to enable the Board to solicit additional proxies for the approval of any such proposal(s) or to constitute a quorum.

Any adjournment may be with respect to one or more proposals, but not necessarily all proposals, to be voted or acted upon at the Meeting and any adjournment will not delay or otherwise affect the effectiveness and validity of a vote or other action taken at the Meeting prior to adjournment.

Our Board believes that, if the number of shares of our common stock voting in favor of any of the proposals at the Meeting is insufficient to approve such proposals, it is in the best interests of our stockholders to enable us, if we so choose and for a limited period of time, to continue to seek to obtain a sufficient number of additional votes in favor of such proposals. Any signed proxies received by us in which no voting instructions are provided on such matter will be voted in favor of an adjournment in these circumstances. If the Meeting is adjourned, the time and place of the adjourned Meeting will be announced at the time the adjournment is taken.

If it is necessary to adjourn the Meeting, no notice of the adjourned meeting is required to be given to our stockholders, other than an announcement at the Meeting of the time and place to which the Meeting is adjourned, so long as the meeting is adjourned for 30 days or less and no new record date is fixed for the adjourned meeting. At the adjourned meeting, we may transact any business which might have been transacted at the original meeting.

Vote Required

The affirmative vote of a majority of the voting power of shares present by remote communication or represented by proxy at the meeting, though less than a quorum is required to approve the adjournment proposal. Abstentions will have the same effect as votes “AGAINST” the adjournment proposal. Broker non-votes will have no effect on the outcome of the vote.

Recommendation of the Board

The Board unanimously recommends that you vote all of your shares “FOR” the Adjournment Proposal described in this Proposal 4.

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OTHER MATTERS

Our Board knows of no other matter to be presented at the Meeting. If any additional matter should properly come before the Meeting, it is the intention of the persons named in the enclosed proxy to vote such proxy in accordance with their judgment on any such matters.

OTHER INFORMATION

Electronic Delivery of Future Stockholder Communications

Registered stockholders can further save the Company expense by consenting to receive all future proxy statements, forms of proxy and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please access the website www.proxyvote.com when transmitting your voting instructions and, when prompted, indicate that you agree to receive or access stockholder communications electronically in future years. Your choice will remain in effect unless and until you revoke it.

To revoke your decision to receive or access stockholder communications electronically, access the website www.proxyvote.com, enter your current PIN, select “Cancel my Enrollment”, and click on the Submit button. After submitting your entry, the Cancel Enrollment Confirmation screen will be displayed. This screen will show your current Enrollment Number. To confirm your enrollment cancellation, click on the Submit button. Otherwise, click on the Back button to return to the Enrollment Maintenance screen. After submitting your entry, the Cancel Enrollment Complete screen will be displayed. This screen will indicate that your enrollment has been cancelled. You may be asked to complete a brief survey to help us understand why you opted out of electronic delivery. You will be sent an e-mail message confirming the cancellation of your enrollment. No further electronic communications will be conducted for your account, and your Enrollment Number will be marked as “Inactive.” You may at any time reactivate your enrollment. You will be responsible for any fees or charges that you would typically pay for access to the Internet.

Deadline for Submission of Stockholder Proposals for the Meeting

For any proposal to be considered for inclusion in our proxy statement and form of proxy for submission to the stockholders at our Annual Meeting, it must be submitted in writing and comply with the requirements of Rule 14a-8 of the Exchange Act. Such proposals must be received by the Company at its offices 435 Ericksen Ave NE, Suite 250, Bainbridge Island, WA 98110, Attention: Chief Executive Officer, not less than 120 calendar days before the date of the company’s proxy statement released to shareholders in connection with the previous year’s annual meeting. However, if the date of this year’s annual meeting has been changed by more than 30 days from the date of the previous year’s meeting, then the deadline is a reasonable time before the company begins to print and send its proxy material.

If we are not notified of a stockholder proposal a reasonable time prior to the time we send our proxy statement for our Annual Meeting, then our Board will have discretionary authority to vote on the stockholder proposal, even though the stockholder proposal is not discussed in the proxy statement. In order to curtail any controversy as to the date on which a stockholder proposal was received by us, it is suggested that stockholder proposals be submitted by certified mail, return receipt requested, and be addressed to Banzai International, Inc., 435 Ericksen Ave NE, Suite 250, Bainbridge Island, WA 98110 Attention: Chief Executive Officer. Notwithstanding, the foregoing shall not effectuate any rights of stockholders to request inclusion of proposals in our proxy statement pursuant to Rule 14a-8 under the Exchange Act nor grant any stockholder a right to have any nominee included in our proxy statement.

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Proxy Solicitation

The solicitation of proxies is made on behalf of the Board, and we will bear the cost of soliciting proxies. Proxies may be solicited through the mail and through telephonic or telegraphic communications to, or by meetings with, stockholders or their representatives by our directors, officers and other employees who will receive no additional compensation therefor. We may also retain a proxy solicitation firm to assist us in obtaining proxies by mail, facsimile or email from record and beneficial holders of shares for the Meeting. If we retain a proxy solicitation firm, we expect to pay such firm reasonable and customary compensation for its services, including out-of-pocket expenses.

We request persons such as brokers, nominees and fiduciaries holding stock in their names for others or holding stock for others who have the right to give voting instructions, to forward proxy material to their principals and to request authority for the execution of the proxy. We will reimburse such persons for their reasonable expenses.

Delivery of Proxy Materials to Households

Only one copy of this Proxy Statement is being delivered to multiple registered stockholders who share an address unless we have received contrary instructions from one or more of the stockholders. A separate form of proxy and a separate notice of the Meeting are being included for each account at the shared address. Registered stockholders who share an address and would like to receive a separate copy of this Proxy Statement, or have questions regarding the householding process, may contact the Company’s transfer agent: Continental Stock Transfer & Trust Company, by calling (212) 509-4000, or by forwarding a written request addressed to Continental Stock Transfer & Trust Company, 1 State St 30th floor, New York, NY 10004. Promptly upon request, a separate copy of this Proxy Statement will be sent. By contacting Continental Stock Transfer & Trust Company, registered stockholders sharing an address can also (i) notify the Company that the registered stockholders wish to receive separate annual reports or quarterly reports to stockholders, Proxy Statements and/or Notices of Internet Availability of Proxy Materials, as applicable, in the future or (ii) request delivery of a single copy of annual reports or quarterly reports to stockholders and Proxy Statements in the future if registered stockholders at the shared address are receiving multiple copies.

Many brokers, brokerage firms, broker/dealers, banks, and other holders of record have also instituted “householding” (delivery of one copy of materials to multiple stockholders who share an address). If your family has one or more “street name” accounts under which you beneficially own shares of our Common Stock, you may have received householding information from your broker, brokerage firm, broker/dealer, bank, or other nominee in the past. Please contact the holder of record directly if you have questions, require additional copies of this Proxy Statement, or wish to revoke your decision to household and thereby receive multiple copies. You should also contact the holder of record if you wish to institute householding.

Where You Can Find Additional Information

The Company is subject to the informational requirements of the Exchange Act and in accordance therewith files reports, Proxy Statements, and other information with the SEC. Such reports, Proxy Statements and other information are available on the SEC’s website at www.sec.gov. Stockholders who have questions in regard to any aspect of the matters discussed in this Proxy Statement should contact Dean Ditto, our Chief Financial Officer, at ir@banzai.io.

17

Annex A

Form of Proxy Card

BANZAI INTERNATIONAL, INC.

NOTICE OF THE SPECIAL MEETING OF STOCKHOLDERS

To Be Held at 9:00 a.m. ET on [   ], 2026

(Record Date — September 28, 2026)

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Joseph Davy, as proxy of the undersigned, with full power to appoint his substitute, and hereby authorizes him to represent and to vote all the shares of stock of Banzai International, Inc. which the undersigned is entitled to vote, as specified below on this card, at the special meeting of stockholders of Banzai International, Inc. (the “Meeting”) to be held which will take place on [  ], 2026 at 9:00 a.m. ET, via the Demio link below:

[  ]

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATION OF THE BOARD OF DIRECTORS FOR EACH OF THE PROPOSALS. This proxy authorizes the above designated proxy to vote in his discretion on such other business as may properly come before the meeting or any adjournments or postponements thereof to the extent authorized by Rule 14a-4(c) promulgated under the Securities Exchange Act of 1934, as amended.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” ALL PROPOSALS.
PLEASE SIGN, DATE AND RETURN PROMPTLY, BEFORE 11:59 P.M. ET ON [ ], 2026, IN THE ENCLOSED ENVELOPE.
PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK

PROPOSAL 1: To approve an amendment to our Second Amended and Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”), to increase the number of authorized shares that we may issue from 350,000,000 total shares to up to 850,000,000 total shares, consisting of up to 750,000,000 shares of Class A common stock, par value $0.0001 per share (the “Class A common stock”), with such numbers to be determined at eh Board’s discretion, and 25,000,000 shares of Class B common stock, par value $0.0001 per share (the “Class B common stock”, and together with the Class A common stock, the “Common Stock”) and 75,000,000 shares of preferred stock, par value $0.0001 per share (the “Authorized Share Increase Proposal”).

For	Against	Abstain
O	O	O

PROPOSAL 2: To authorize, for purposes of complying with Nasdaq Listing Rule 5635(d), the potential issuance of shares of our Class A common stock in a potential financing as described in the Proxy Statement (the “Potential Public Offering Issuance Proposal”).

For	Against	Abstain
O	O	O

PROPOSAL 3: To authorize, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of shares of Class A common stock upon conversion of the convertible promissory note (the “Note”) and upon exercise of the common warrants issued to Evergreen Capital Management LLC in a private placement, including issuances in excess of the Exchange Cap, and pursuant to certain voluntary adjustments to the conversion price of the Note and the exercise prices of outstanding warrants.

For	Against	Abstain
O	O	O

PROPOSAL 4: The approval of an adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event there are not sufficient votes in favor of one or more of the proposals or there is not a quorum for one or more of the other proposals.

For	Against	Abstain
O	O	O

Annex A-1

Please indicate if you intend to attend this meeting ☐ YES ☐ NO

Signature of Stockholder:

Date:

Name shares held in (Please print):	Account Number (if any):

No. of Shares Entitled to Vote:	Stock Certificate Number(s):

Note:	Please sign exactly as your name or names appear in the Company’s stock transfer books. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such.

If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such.

If the signer is a partnership, please sign in partnership name by authorized person.

Please provide any change of address information in the spaces below in order that we may update our records:

Address:

Annex A-2

Annex B

FORM OF

CERTIFICATE OF AMENDMENT OF THE
SECOND AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION OF
BANZAI INTERNATIONAL, INC.

FOR INCREASE IN AUTHORIZED CAPITAL

(Pursuant to Section 242 of the
General Corporation Law of the State of Delaware)

Banzai International, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the provisions of the General Corporation Law of the State of Delaware (the “General Corporation Law”),

1. The Board of Directors of the Corporation has duly adopted a resolution pursuant to Section 242 of the General Corporation Law of the State of Delaware setting forth a proposed amendment to the Second Amended and Restated Certificate of Incorporation of the Corporation, as amended (the “Restated Certificate”), and declaring said amendment to be advisable. The requisite stockholders of the Corporation have duly approved said proposed amendment in accordance with Section 242 of the General Corporation Law of the State of Delaware. The amendment amends the Restated Certificate as follows:

The first paragraph of Article IV of the Restated Certificate is hereby amended as follows: “The total number of shares of all classes of capital stock that the Corporation is authorized to issue is [  ] shares, consisting of (i) [  ] shares of Class A common stock, par value $0.0001 per share (the “Class A common stock”), (ii) [  ] shares of Class B common stock, par value $0.0001 per share (the “Class B common stock” and together with Class A common stock, “Common Stock”), and (iii) 75,000,000 shares of preferred stock, par value $0.0001 per share (“Preferred Stock”). Subject to the rights of the holders of any series of Preferred Stock, the number of authorized shares of any of the Common Stock or Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority in voting power of the capital stock of the Corporation entitled to vote thereon irrespective of the provisions of Section 242(b)(2) of the DGCL, and no vote of the holders of any of the Common Stock or Preferred Stock voting separately as a class shall be required therefor.”

2. This Certificate of Amendment shall be effective at ___________ Eastern Time on ____________, 20__.

IN WITNESS WHEREOF, this Corporation has caused this Certificate of Amendment of the Second Amended and Restated Certificate of Incorporation to be signed by its Chief Executive Officer this ____ day of ________, 20__.

Joseph Davy
Chief Executive Officer

Annex B-1